NATIXIS DIVERSIFIED INCOME FUND

Supplement dated August 31, 2015 to the Natixis Diversified Income Fund Prospectus dated May 1, 2015, as may be revised and supplemented from time to time.

Effective at the close of business on August 31, 2015, the Natixis Diversified Income Fund is no longer available for purchase through this prospectus.